EXHIBIT 10.2

AMENDMENT TO

NON-COMPETITION, NON-SOLICITATION AND SEVERANCE BENEFIT AGREEMENT

This Amendment (“Amendment”) is made as of January 27, 2012 by and between Bruce Haase (“Employee”) and Choice Hotels International, Inc. (“Choice”), and amends that certain Non-Competition, Non-Solicitation and Severance Benefit Agreement dated January 25, 2008 between the parties (“Agreement”).

NOW, THEREFORE, in consideration of the promises contained in this Amendment, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree to the following terms:

1. Severance Benefits. With respect to the Severance Benefits set forth in Section 5 of the Agreement, the parties acknowledge for purposes of clarity:

(i) the target bonus referred to in Section 5(b) is 55% of Employee’s base salary; and

(ii) a schedule of the stock options and stock awards referred to in Section 5(c) is set forth as Exhibit A hereto.

2. Additional Severance Benefits. The following provisions are added to the end of Section 5 of the Agreement:

(f) for a period of seven months from the Termination Date, Employee shall continue to participate in Choice’s Flexible Perquisite program at the same level that Employee was participating at the Termination Date.

(g) Choice will provide Employee long-term disability coverage during the Severance Benefit Period substantially equivalent to Employee’s coverage during employment.

(h) With respect to converted basic and option life insurance, Choice will pay Employee’s premiums during the Severance Benefit Period.

(i) Choice will provide Employee with Supplemental Executive Life Insurance through July 2014.

(j) During the Severance Benefit Period, Choice shall reimburse Employee for monthly cell phone charges, up to $250 per month.

(k) During the Severance Benefit Period, Employee shall continue to participate in the Executive Stay At Choice program up to a total reimbursement of $5,000.

3. Outplacement Services. Section 5(d) of the Agreement is amended by adding the following to the end thereof:

The outplacement services will be at the level Choice provides for its other NEO’s and Employee may choose the outplacement provider(s).

4. Offset. Section 6 of the Agreement is amended by adding the following to the end thereof:

Notwithstanding the foregoing, Employee shall be permitted to provide independent consulting services to third parties during the Severance Benefit Period without offset to the payments under Sections 5(a) and (b) so long as: (i) such services do not exceed $5,000 per month, and (ii) such services are not provided to any person or entity who competes with Choice.

5. Miscellaneous.

(a) All other provisions of the Agreement not modified by this Amendment remain in full force and effect.

(b) The Agreement and this Amendment contains the entire agreement of the parties, and supersedes all other agreements, discussions or understandings concerning the subject matter. The Agreement may be changed only by an agreement in writing signed by both parties.

Choice Hotels International, Inc.	Employee:

By:/s/ Patrick Cimerola	/s/ Bruce Haase
Bruce Haase

Exhibit A

Stock Options and Stock Awards Outstanding as of January 27, 2012

Restricted

Stock

Award Date	Award Type	Awarded	Target	Vested	Unvested	Cancelled
21-Mar-2008	RSS	30,553.0000	NA	10,185.0000	20,368.0000	0.0000
08-Feb-2009	RSS	4,185.0000	NA	2,092.0000	2,093.0000	0.0000
14-Feb-2010	RSS	3,834.0000	NA	958.0000	2,876.0000	0.0000
14-Feb-2010	RSS	12,270.0000	NA	0.0000	12,270.0000	0.0000
14-Feb-2010	PSU	3,758.0000	3,758.0000	0.0000	3,758.0000	0.0000
20-Feb-2011	PSU	3,334.0000	3,334.0000	0.0000	3,334.0000	0.0000
20-Feb-2011	RSS	3,334.0000	NA	0.0000	3,334.0000	0.0000

Total		88,540.0000		37,377.0000	48,033.0000

Stock Options

Grant Date	Grant Type	Expiration Date	Granted	Exercised	Cancelled	Expired	Exercisable	Outstanding
14-Feb-2005	ISO	14-Feb-2015	5,800.0000	0.0000	0.0000	0.0000	5,800.0000	5,800.0000
12-Feb-2006	ISO	12-Feb-2013	2,570.0000	0.0000	0.0000	0.0000	2,570.0000	2,570.0000
11-Feb-2007	ISO	11-Feb-2014	3,136.0000	0.0000	0.0000	0.0000	3,136.0000	3,136.0000
25-May-2007	ISO	25-May-2014	903.0000	0.0000	0.0000	0.0000	903.0000	903.0000
10-Feb-2008	ISO	10-Feb-2015	3,022.0000	0.0000	0.0000	0.0000	0.0000	3,022.0000
08-Feb-2009	ISO	08-Feb-2016	2,880.0000	0.0000	0.0000	0.0000	0.0000	2,880.0000
14-Feb-2010	ISO	14-Feb-2017	2,260.0000	0.0000	0.0000	0.0000	0.0000	2,260.0000
20-Feb-2011	ISO	20-Feb-2018	3,609.0000	0.0000	0.0000	0.0000	0.0000	3,609.0000
14-Feb-2005	NQ	14-Feb-2015	17,400.0000	0.0000	0.0000	0.0000	17,400.0000	17,400.0000
12-Feb-2006	NQ	12-Feb-2013	7,712.0000	0.0000	0.0000	0.0000	7,712.0000	7,712.0000
11-Feb-2007	NQ	11-Feb-2014	9,408.0000	0.0000	0.0000	0.0000	9,408.0000	9,408.0000
25-May-2007	NQ	25-May-2014	24,097.0000	0.0000	0.0000	0.0000	24,097.0000	24,097.0000
10-Feb-2008	NQ	10-Feb-2015	21,660.0000	0.0000	0.0000	0.0000	18,511.0000	21,660.0000
08-Feb-2009	NQ	08-Feb-2016	43,183.0000	0.0000	0.0000	0.0000	23,031.0000	43,183.0000
14-Feb-2010	NQ	14-Feb-2017	4,005.0000	0.0000	0.0000	0.0000	1,566.0000	4,005.0000
14-Feb-2010	NQ	14-Feb-2017	18,795.0000	0.0000	0.0000	0.0000	4,698.0000	18,795.0000
20-Feb-2011	NQ	20-Feb-2018	18,537.0000	0.0000	0.0000	0.0000	0.0000	18,537.0000

Total			349,977.0000				118,832.0000	188,977.0000